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                                  UTILX CORPORATION


      As Filed with the Securities and Exchange Commission on February 16, 1999

                                                               File No. 0-16821


                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                              ----------------------

                                      EXHIBITS

                                         TO

                             QUARTERLY REPORT FORM 10-Q

                  FOR THE QUARTERLY PERIOD ENDED DECEMBER 31, 1998

                                       UNDER

                        THE SECURITIES EXCHANGE ACT OF 1934


                              ----------------------

                                 UTILX CORPORATION

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                                  INDEX TO EXHIBITS


     EXHIBIT
     NUMBER         DESCRIPTION
     -------        -----------
     27.1           Financial Data Schedule.  Filed herewith.

     10.40          Loan Modification Agreement between Registrant and Bank of America
                    NW, N.A., doing business as Seafirst Bank, successor by name change to Seattle-First National bank, dated February 4, 1999.  Filed herewith.

     10.41          Settlement Agreement and Mutual Release of Claims between UTILX
                    Corporation, Power Cable Restoration, Inc. and Ronald E. Aleshire,
                    signed on December 30, 1998 and January 12, 1999.  Filed herewith.


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                                                                  EXHIBIT 27.1


                                 UTILX CORPORATION

                              FINANCIAL DATA SCHEDULE

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                                                                 EXHIBIT 10.40
SEAFIRST BANK  MEMBER FDIC
                                                             LOAN MODIFICATION
                                                                     AGREEMENT

This Loan Modification Agreement ("Agreement") is made between UTILX CORPORATION, a Delaware Corporation ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION doing business as SEAFIRST BANK, successor by merger to Seattle-First National Bank ("Bank").

RECITALS:

A. The parties hereto entered into that certain Credit Agreement dated December 2, 1994, as amended by those certain Loan Modification Agreements dated October 24, 1995, May 16, 1996, November 27, 1996, September 30, 1997, November 10, 1997, June 2, 1998, June 12, 1997, June 16, 1998 and January 4, 1999 (as the
     same has been and may hereafter be amended from time to time, the "Credit Agreement"). Subject to the terms and conditions set forth in the Credit Agreement, Bank has agreed to make a revolving loans ("Revolving Loans") to Borrower in the maximum aggregate principal amount of $7,500,000 and to issue letters of credit ("Letters of Credit") on Borrower's behalf. The aggregate face amount of all outstanding Letters of Credit is $505,000.

C. Pursuant to the terms of the Loan agreement, the aggregate principal amount of the Revolving Loans plus the aggregate face amount of the Letters of Credit ("Credit Utilization") may not exceed the "Borrowing Base" as defined in the Credit Agreement.

D. Based on Borrower's operating experience it is anticipated that the Credit Utilization has exceeded and will in the future continue to exceed the Borrowing Base. Borrower has requested that Bank amend the definition of Borrowing Base in the Credit Agreement, which Bank is prepared to do on the following terms and conditions:

AGREEMENT:

1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given in the Credit Agreement.

2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is amended as follows:

     2.1  In Article 1, amendments are made to the definitions, as follows:

          (a) The definition of "Borrowing Base" is amended and restated to read as follows:

                    BORROWING BASE shall mean the sum of (i) the accounts
               receivable borrowing base calculated in accordance with the Customer Borrowing Plan, PLUS (ii) $500,000 for the period commencing February 4, 1999 and ending February 28, 1999.

          (b) The definition of "Customer Borrowing Plan" is added to read as follows:

                    CUSTOMER BORROWING PLAN shall mean that certain Seafirst
               Bank Customer Borrowing Plan Assigned Accounts Receivable dated January
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               4, 1999 between Borrower and Bank, as the same has may be am restated or replaced from time.

          (c)  The definition of "Reference Rate" is added to read as follows:

                    REFERENCE RATE shall mean, on any day, the rate of interest publicly announced from time to time by Bank of America National Trust and Savings Association (or any successor, "Bank of America") in San Francisco, California, as its "Reference Rate." The Reference Rate is set based on various factors, including Bank of America's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans. Bank of America may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in the Reference Rate.

          (d) The definition of "Prime Rate" shall mean "Reference Rate" and the definition of "Prime-Related Rate" shall mean
               "Reference-Related Rate."

          (e) The definition of "Reference-Related Rate" is added to read as follows:

                    REFERENCE- RELATED RATE shall mean a per annum rate two
               percent (2%) above the Reference Rate, as the Reference Rate may vary from time to time.

          (f) The definition of "Termination Date" is amended and restated to read as follows:

                    TERMINATION Date shall mean April 4, 1999, or such earlier date upon which Bank's commitment to lend is terminated pursuant to Subsection 9.2(a).

          (g) The definition of "Unfunded Capital Expenditures" is added to read as follows:

                    UNFUNDED CAPITAL EXPENDITURES shall mean for any period,
               the sum of all expenditures by Borrower during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year less the aggregate principal amount of all indebtedness (other than the Revolving Loans) assumed or incurred by Borrower during such period for the purpose of financing such capital expenditures.

     2.2 AMENDMENTS TO ARTICLE 3. Sections 3.1 and 3.2 are hereby amended and restated as follows:

                    3.1 REIMBURSEMENT. If there is a draw under a standby letter of credit issued by Bank on Borrower's behalf ("Letter of Credit"), Borrower shall on demand immediately reimburse Bank for the amount of the draw. Bank may on that date make an Advance in the amount of the draw, whether or not a Default exists or Borrower has requested an Advance, and apply the Advance to reimburse the amount of the draw. Bank shall in addition have all rights provided in the Application and Agreement for Standby Credit ("L/C Agreement") executed by Borrower in connection

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               with the issuance of such Letter of Credit. Any default under an L/C Agreement shall be a Default.

                    3.2 TRANSACTION FEES. Borrower shall on demand pay all
               transaction fees according to Bank's then-outstanding standard fee schedule on all drafts, transfers, extensions and other transactions in regard to the Letters of Credit, and reimburse Bank for all out-of-pocket costs, legal fees, and expenses.

     2.3 AMENDMENTS TO ARTICLE 4. Section 4.1 is hereby amended and restated as follows and Sections 4.2 through 4.8 are hereby deleted:

                    4.1 INTEREST RATES AND PAYMENT DATE. The Revolving Note
               shall bear interest from the date of Advance on the unpaid principal balance outstanding from time to time at the Reference-Related Rate and all accrued interest shall be payable in arrears on each Interest Payment Date.

     2.4 AMENDMENTS TO ARTICLE 4A. Section 4A.1 is hereby amended and restated as follows:

                    4A.1 COLLATERAL. As security for the prompt payment and
               performance of all Obligations, Borrower has granted or will grant to Bank a first lien security interest in all of Borrower's inventory, accounts, chattel paper, equipment and general intangibles, and all proceeds thereof, including those constituting documents, instruments or deposit accounts (the "Collateral"). All terms used in the preceding sentence shall have the meaning given to such terms under the UCC.

     2.5 AMENDMENTS TO SECTION 7.12. Section 7.12 is hereby amended and restated as follows:

                    7.12 BORROWING BASE. The sum of (a) outstanding principal
               balance of the Revolving Note PLUS (b) the face amount of all Letters of Credit outstanding shall at all times not exceed the Borrowing Base. Borrower shall with each request for borrowing or issuance of a Letter of Credit hereunder, and in any event not less often than weekly, provide Bank a certificate of Borrower's chief financial officer certifying compliance with this Section 7.12.

     2.6  ADDITION OF SECTION 7.13.  Section 7.13 is hereby added as follows:

                    7.13 COMPLIANCE WITH BORROWING PLAN. Borrower shall fully
               and timely perform all terms of the Customer Borrowing Plan, the terms of which are hereby incorporated into this Agreement.

     2.7  ADDITION OF SECTION 8.11.  Section 8.11 is hereby added as follows:

                    8.11 CAPITAL EXPENDITURES.  Make any Unfunded Capital
               Expenditures, except during the period commencing January 4, 1999 and ending April 4, 1999 Borrower shall be permitted to make Unfunded Capital Expenditures not to exceed $200,000 in the aggregate.

     2.8  AMENDMENTS TO SECTION 10.2. The notice address for Bank set forth in
          Section 10.2 is hereby  amended and restated read as follows:

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          BANK:

          BANK OF AMERICA NATIONAL TRUST
               AND SAVINGS ASSOCIATION
          800 Fifth Ave, 29th Floor
          Seattle, WA 98104
          Attn: Raymond R. Anderson

     2.9 AMENDMENTS TO EXHIBIT A. Exhibit A is hereby amended and restated as set forth in Exhibit A attached hereto.

     3. CONDITIONS TO EFFECTIVENESS. Notwithstanding anything contained herein to the contrary, this Agreement shall not become effective until each of the following conditions is fully and simultaneously satisfied:

     3.1 DELIVERY OF AGREEMENT. Borrower and Bank shall have executed and delivered to each other counterparts of this Agreement;

     3.2 DELIVERY OF NOTE. Borrower shall have executed and delivered to Bank a promissory note substantially in the form of Exhibit A attached hereto (the "Note");

     3.3 DELIVERY OF AMENDMENT. Borrower and Bank shall have executed and delivered to each other counterparts of the Amendment to Security Agreement substantially in the form of Exhibit B attached hereto (the "Amendment");

     3.4 DELIVERY OF LOCKBOX AGREEMENT. Borrower shall have executed and delivered to Bank that certain Lockbox Agreement dated as of January 5, 1999 among Borrower, Bank and NationsBank Corporation;

     3.5 DELIVERY OF FINANCING STATEMENTS. Borrower shall have executed and delivered to Bank such UCC Financing Statements and UCC Financing Statement Amendments as Bank may request.

     3.6 CORPORATE AUTHORITY. Bank shall have received such evidence of corporate authority and action as Bank shall request demonstrating that the execution, delivery and performance of this Agreement, the Note and the Amendment has been duly authorized by Borrower;

     3.7 LOAN FEE. Bank shall have received a loan fee in the amount of $28,125 in respect of Bank's commitment to make Revolving Loans, of which $18,750 has been received by Bank, and all of which shall be deemed fully earned and non-refundable when paid;

     3.8 INVESTMENT BANKING FIRM. Bank shall have received such evidence that the Board of Directors of Borrower has adopted a resolution authorizing Borrower to retain an investment banking firm to investigate (a) a sale of Borrower or its assets and (b) alternate sources of financing for Borrower.

     3.9 REPRESENTATIONS TRUE. Except as disclosed in Borrower's December 31, 1998 financial statements, the representations of Borrower as set forth in Article 6 of the Credit Agreement shall be true on and as of the date of this Agreement with the same force and effect as if made on and as of this date; and

     3.10 OTHER DOCUMENTS. Bank shall have received such other documents, instruments and undertakings as Bank may reasonably request.

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

4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank that (a) except as disclosed in Borrower's December 31, 1998 financial statements, each of the representations and warranties set forth in Article 6 of the Credit Agreement and (b) each of the representations and warranties set forth in that certain Authorization for Loans and Related Activities (Corporation) dated December 30, 1998 executed by Ronald M. Dohr, Vice President-Human Resources, are true and correct in each case as if made on and as of the date of this Agreement and Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

5. NO FURTHER AMENDMENT. Except as expressly modified by this Agreement, the Note or the Amendment or any other prior amendments, all other terms, conditions and definition of the Credit Agreement, and all other notes, security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into in connection with the Credit Agreement, shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Bank on request for all reasonable expenses, including legal fees, actually incurred by Bank in connection with the preparation of this Agreement, the Note and the Amendment, and the closing of the transactions contemplated hereby and thereby.

6.   MISCELLANEOUS.

     6.1 ENTIRE AGREEMENT. This Agreement, the Note and the Amendment comprise the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

     6.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement.

     6.3 GOVERNING LAW. This Agreement and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington, excluding its conflict of laws rules.

     6.4  ORAL AGREEMENTS NOT ENFORCEABLE.

          ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

This Agreement is dated as of February 4, 1999. Borrower acknowledges, having read all of the provisions of this Agreement and Borrower agrees to its terms.

Bank:                                      Borrower:

BANK OF AMERICA NATIONAL TRUST AND         UTILX CORPORATION
SAVINGS ASSOCIATION doing business as
SEAFIRST BANK

By  /s/ Raymond R. Anderson                By  /s/ William M. Weisfield
    -----------------------                    ------------------------
Raymond R. Anderson,                       William M. Weisfield,
Vice President                             Chief Executive Officer

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